UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2015

Date of report (date of earliest event reported)

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

75 State Street

Boston, MA 02109

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2015, LPL Financial Holdings Inc. (“LPLFH”) announced that Matthew J. Audette, age 41, will be appointed as LPLFH’s chief financial officer effective as of September 28, 2015. Mr. Audette will succeed Thomas Lux, who has served as Acting Chief Financial Officer of LPLFH, since March 13, 2015.

From January 2011 until June 2015, Mr. Audette served as Executive Vice President and Chief Financial Officer of E*TRADE Financial Corporation, a publicly traded financial services company that provides brokerage and related products and services primarily to retail investors. He joined E*TRADE in 2000, following its acquisition of Telebank, an online bank, where he served as Controller in the Capital Markets department. Mr. Audette served from 2005 through 2010 as Senior Vice President, Corporate Controller of E*TRADE. He also served as the interim Chief Financial Officer of E*TRADE in 2008. Prior to 2005, he served as Controller of E*TRADE Bank and Chief Financial Officer of E*TRADE Bank, a position he held until May 2015. Mr. Audette began his career in public accounting at KPMG and holds a B.S. in Accounting from Virginia Tech.

Mr. Audette will be an “at will” employee of LPL Financial LLC (“LPL Financial”), an indirect subsidiary of LPLFH. LPL Financial has entered into an offer letter with Mr. Audette that sets forth the expected terms and conditions of his employment (the “Offer Letter”). The Offer Letter provides, among other things, for:

•	an annualized base salary of $600,000;

•	a target discretionary bonus of 175% of annualized base pay (“Target Bonus”);

•	long-term incentive compensation with a target value of 175% of annualized base pay (“Target LTI”);

•	a discretionary bonus for 2015 and 2016 of not less than the Target Bonus, pro-rated in the case of 2015 for a partial year of service;

•	a grant of Target LTI for 2015 and 2016;

•	a one-time signing bonus of $150,000;

•	sign-on grants of (i) restricted stock units having a value of $750,000 on the date of grant and (ii) stock options having a value of $250,000 on the date of grant, in each case vesting ratably over three years; and

•	reimbursement of relocation expenses of up to $175,000, plus a related tax gross-up.

Item 7.01	Regulation FD Disclosure

A copy of the press release issued by LPL Financial in connection with Mr. Audette’s appointment is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of LPLFH under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated June 1, 2015 (“LPL Financial Names Matthew Audette As New Chief Financial Officer”)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ David P. Bergers
David P. Bergers General Counsel

Dated: June 1, 2015